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                                                                    Exhibit 99.2

Northern Trust Corporation
50 South La Salle Street
Chicago, Illinois 60675
(312) 630-6300



[Logo of Northern Trust]



               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, William A. Osborn, Chairman and Chief Executive Officer of Northern Trust Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Northern Trust Corporation, and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Northern Trust Corporation's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o Annual Report on Form 10-K for the year ended December 31, 2001 of the Northern Trust Corporation;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Northern Trust Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o    any amendments to any of the foregoing.



/s/ William A. Osborn                       Subscribed and sworn to before
---------------------                       me this 13th day of August, 2002.
    William A. Osborn                               ----
    August 13, 2002
                                            /s/ Eileen C. Ratzka
                                            -----------------------------------
                                            My Commission Expires:


                                              -------------------------------
                                                      OFFICIAL SEAL
                                                     EILEEN C RATZKA
                                              NOTARY PUBLIC STATE OF ILLINOIS
                                              MY COMMISSION EXP. AUG 17, 2005
                                              -------------------------------